                                                                    Exhibit 10.7

                               FOURTH AMENDMENT TO
                                CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered
                                                      ---------
into as of May 10, 2001 among PACKAGING DYNAMICS, L.L.C., a Delaware limited liability company ("Packaging"), INTERNATIONAL CONVERTER, INC., a Delaware
                    ---------
corporation ("ICI"; together with Packaging, individually a "Borrower" and
              ---                                            --------
collectively the "Borrowers"), the Persons identified as "Guarantors" on the
                  ---------
signature pages hereto (the "Guarantors"), the Persons identified as "Lenders"
                             ----------
on the signature pages hereto (the "Lenders") and BANK OF AMERICA, N.A., a
                                    -------
national banking association, formerly known as NationsBank, N.A., as Agent (the "Agent") for the Lenders. Capitalized terms used herein and not otherwise
 -----
defined herein shall have the respective meanings set forth, or incorporated, by the Credit Agreement (defined below).

                                    RECITALS
                                    --------

     WHEREAS, the Borrowers, the Guarantors, the Agent and the Lenders are parties to that certain Credit Agreement dated as of November 20, 1998 (as previously amended and as amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");
                        ----------------

     WHEREAS, the Borrowers and the Guarantors have requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

     WHEREAS, the Lenders have agreed to do so, as more fully set forth below, but only upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1

                         AMENDMENTS TO CREDIT AGREEMENT

     The Credit Agreement is hereby amended in accordance with this Part 1.
                                                                    ------

     SUBPART 1.1 Amendment to Section 1.1. The definition of "Revolving
                 ------------------------
Committed Amount" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Revolving Committed Amount" means TWENTY-FIVE MILLION DOLLARS
           --------------------------
     ($25,000,000) or such lesser amount as the Revolving Committed Amount may be reduced pursuant to Section 2.1(d) or 3.3(c).

     SUBPART 1.2 Amendment to Section 1.1. The definition of "EBITDA" set forth
                 ------------------------
in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "EBITDA" means, for any period, with respect to the Borrower and its
           ------
     Subsidiaries on a consolidated basis, the sum of (a) Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains or losses (including any gain or loss from the sale of Property) or non-cash losses (including any non-cash charges resulting from the Stock Option Plan)) plus (b) an amount which, in the determination of Net Income for such period, has been deducted for (i) Interest Expense for such period, (ii) total Federal, state, foreign or other income or franchise taxes and Restricted Payments for Taxes for such period and (iii) all depreciation and amortization for such period, all as determined in accordance with GAAP; provided, however, that (1) EBITDA for the fiscal
                           --------  -------
     quarter of the Borrower ending June 30, 2000 shall be determined without giving effect to (A) a charge of up to $3,450,000 relating to the Ameriserve accounts receivable and (B) restructuring charges of up to $1,250,000 and (2) EBITDA shall be determined without giving effect to a charge of up to $1,000,000 relating to amounts actually paid by the Credit Parties (pursuant to an order of the bankruptcy court or in connection with a settlement) for preferential payment claims made against the Credit Parties in connection with the Ameriserve bankruptcy; provided further,
                                                           -------- -------
     however, any gain resulting from any recovery of amounts with respect to
     -------
     the Ameriserve accounts receivable shall not be included in the calculation of EBITDA.

     SUBPART 1.3 Amendments to Section 7.2. Sections 7.2(a), (b) and (d) of the
                 -------------------------
Credit Agreement are hereby amended in their entirety to read as follows:

          7.2  Financial Covenants.
               -------------------

               (a)  Leverage Ratio. The Credit Parties shall cause the Leverage
                    --------------
          Ratio, measured as of the last day of each fiscal quarter, to be less than or equal to the ratio shown below for the period corresponding thereto:

          ----------------------------------------------------------------------

          Period                                                   Ratio
          ------                                                   -----

          ----------------------------------------------------------------------
          January 1, 2001 through June 30, 2001                 4.35 to 1.00
          ----------------------------------------------------------------------
          July 1, 2001 through September 30, 2001               4.10 to 1.00
          ----------------------------------------------------------------------
          October 1, 2001 through December 31, 2001             4.00 to 1.00
          ----------------------------------------------------------------------
          January 1, 2002 through March 31, 2002                3.75 to 1.00
          ----------------------------------------------------------------------
          April 1, 2002 through September 30, 2002              3.50 to 1.00
          ----------------------------------------------------------------------
          October 1, 2002 through December 31, 2002             3.25 to 1.00
          ----------------------------------------------------------------------
          January 1, 2003 through March 31, 2003                2.75 to 1.00
          ----------------------------------------------------------------------
          April 1, 2003 through March 31, 2004                  2.50 to 1.00
          ----------------------------------------------------------------------
          April 1, 2004 and thereafter                          2.00 to 1.00
          ----------------------------------------------------------------------

               (b)  Interest Coverage Ratio. The Credit Parties shall cause the
                    -----------------------
          Interest Coverage Ratio, measured as of the last day of each fiscal quarter, to be greater than or equal to the ratio shown below for the period corresponding thereto:

          ----------------------------------------------------------------------

          Period                                                   Ratio
          ------                                                   -----

          ----------------------------------------------------------------------
          January 1, 2001 through June 30, 2001                 2.00 to 1.00
          ----------------------------------------------------------------------
          July 1, 2001 through September 30, 2001               2.25 to 1.00
          ----------------------------------------------------------------------
          October 1, 2001 through March 31, 2002                2.50 to 1.00
          ----------------------------------------------------------------------
          April 1, 2002 through September 30, 2002              2.75 to 1.00
          ----------------------------------------------------------------------
          October 1, 2002 through December 31, 2002             3.00 to 1.00
          ----------------------------------------------------------------------
          January 1, 2003 through June 30, 2003                 3.25 to 1.00
          ----------------------------------------------------------------------
          July 1, 2003 through December 31, 2003                3.50 to 1.00
          ----------------------------------------------------------------------
          January 1, 2004 through June 30, 2004                 3.75 to 1.00
          ----------------------------------------------------------------------
          July 1, 2004 and thereafter                           4.00 to 1.00
          ----------------------------------------------------------------------

                                   **********

               (d)  Fixed Charge Coverage Ratio. The Credit Parties shall cause
                    ---------------------------
          the Fixed Charge Coverage Ratio, for the twelve month period ending on the last day of each fiscal quarter of the Borrower, to be greater than or equal to the ratio shown below for the period corresponding thereto:

          ----------------------------------------------------------------------

          Period                                                   Ratio
          ------                                                   -----

          ----------------------------------------------------------------------
          January 1, 2001 through September 30, 2002            1.10 to 1.00
          ----------------------------------------------------------------------
          October 1, 2002 through December 31, 2002             1.15 to 1.00
          ----------------------------------------------------------------------
          January 1, 2003 and thereafter                        1.30 to 1.00
          ----------------------------------------------------------------------


                                     PART 2

                      CONDITIONS PRECEDENT TO EFFECTIVENESS

     SUBPART 2.1 Conditions Precedent. This Amendment shall become effective as
                 --------------------
of the date hereof upon the satisfaction (or waiver in writing by each of the Lenders) of each of the following conditions precedent:

          (a)  Executed Amendment. Receipt by the Agent of counterparts of this
               ------------------
     Amendment, which collectively shall have been duly executed on behalf of
     (i) the Borrowers, (ii) the Guarantors and (iii) the Required Lenders.

          (b)  Resolutions and Incumbency. Receipt by the Agent of (i) copies of
               --------------------------
     resolutions of the Board of Directors or their equivalent for the Credit Parties, each approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof (ii) an incumbency certificate of each Credit Party, in each case certified by a secretary or assistant secretary of the applicable Credit Party to be true and correct.

          (c)  Opinion of Counsel. The Agent shall have received a legal opinion
               ------------------
     of Skadden Arps Slate Meagher & Flom in form and substance reasonably satisfactory to the Agent.

          (d)  Fees. The Agent shall have received (i) on behalf of each Lender
               ----
     that approves this Amendment by delivery to the Agent of an executed signature page on or before 5:00 p.m. EDT, May 14, 2001, a fee equal to 0.30% of the Commitments of such Lender (after giving effect to this Amendment) and (ii) such fees due and payable pursuant to that certain fee letter agreement dated as of the date hereof among the Borrowers and Bank of America, N.A.

                                     PART 3

                                  MISCELLANEOUS

     SUBPART 3.1 Authority/Enforceability. Each of the Credit Parties, the Agent
                 ------------------------
and the Lenders party hereto represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

     SUBPART 3.2 Representation and Warranties. The Credit Parties represent and
                 -----------------------------
warrant to the Lenders that:

          (a) The representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof except for those that specifically relate to an earlier date.

          (b) No event has occurred and is continuing which constitutes a Default or an Event of Default.

          (c) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

          (d) The Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

     SUBPART 3.3 Reaffirmation of Credit Party Obligations. Each Credit Party
                 -----------------------------------------
hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

     SUBPART 3.4 Cross-References. References in this Amendment to any Part or
                 ----------------
Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 3.5 Instrument Pursuant to Credit Agreement. This Amendment is a
                 ---------------------------------------
Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SUBPART 3.6 References in Other Credit Documents. At such time as this
                 ------------------------------------
Amendment shall become effective pursuant to the terms of Part 2, all references
                                                          ------
in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

     SUBPART 3.7 Further Assurances, The Credit Parties agree to promptly take
                 ------------------
such action, upon the request of the Agent, as is necessary to carry out the intent of this Amendment.

     SUBPART 3.8 GENERAL RELEASE. IN CONSIDERATION OF THE REQUIRED LENDERS
                 ---------------
ENTERING INTO THIS AMENDMENT, THE CREDIT PARTIES HEREBY RELEASE THE AGENT, THE LENDERS, AND THE AGENT'S AND THE LENDERS' RESPECTIVE OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, COUNSEL AND DIRECTORS FROM ANY AND ALL ACTIONS, CAUSES OF ACTION, CLAIMS, DEMANDS, DAMAGES AND LIABILITIES OF WHATEVER KIND OR NATURE, IN LAW OR IN EQUITY, NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED TO THE EXTENT THAT ANY OF THE FOREGOING ARISES FROM ANY ACTION OR FAILURE TO ACT UNDER THE

CREDIT AGREEMENT OR UNDER THE OTHER CREDIT DOCUMENTS ON OR PRIOR TO THE DATE HEREOF.

     SUBPART 3.9  GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
                  -------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SUBPART 3.10 Counterparts/Telecopy. This Amendment may be executed by the
                  ---------------------
parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

     SUBPART 3.11 Successors and Assigns. This Amendment shall be binding upon
                  ----------------------
and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 3.12 General. Except as amended hereby, the Credit Agreement and
                  -------
all other Credit Documents shall continue in full force and effect.


         [The remainder of this page has been left blank intentionally.]

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                           PACKAGING DYNAMICS, L.L.C.
---------

                                     By:    /s/ G. D. Patterson
                                        ----------------------------------
                                     Name:  G.D. Patterson
                                          --------------------------------
                                     Title: Vice President
                                           -------------------------------


                                     INTERNATIONAL CONVERTER, INC.,
                                     as a Borrower and a Guarantor

                                     By:    /s/ G. D. Patterson
                                        ----------------------------------
                                     Name:  G. D. Patterson
                                          --------------------------------
                                     Title: Vice President
                                           -------------------------------


GUARANTORS:                          PACKAGING HOLDINGS, L.L.C.
----------

                                     By:    /s/ G. D. Patterson
                                        ----------------------------------
                                     Name:  G. D. Patterson
                                          --------------------------------
                                     Title: Vice President
                                           -------------------------------


                                     BAGCRAFT PACKAGING, L.L.C.
                                     (f/k/a Bagcraft Acquisition, L.L.C.)

                                     By:    /s/ G. D. Patterson
                                        ----------------------------------
                                     Name:  G. D. Patterson
                                          --------------------------------
                                     Title: Vice President
                                           -------------------------------


                                     IPMC ACQUISITION, L.L.C.

                                     By:    /s/ G. D. Patterson
                                        ----------------------------------
                                     Name:  G. D. Patterson
                                          --------------------------------
                                     Title: Vice President
                                           -------------------------------

                                                               SIGNATURE PAGE TO
                                                                FOURTH AMENDMENT

LENDERS:                       BANK OF AMERICA, N.A., a national banking
-------
                               association, formerly known as NationsBank, N.A., in its individual capacity and as Agent

                               By:   /s/ Leesa C. Sluder
                                  ----------------------------------------
                               Name:  Leesa C. Sluder
                                    --------------------------------------
                               Title: Managing Director
                                     -------------------------------------

                                                               SIGNATURE PAGE TO
                                                                FOURTH AMENDMENT

                                     ALLSTATE LIFE INSURANCE COMPANY

                                     By:    /s/ Jerry D. Zinkula
                                        ----------------------------------
                                     Name:  Jerry D. Zinkula
                                          --------------------------------
                                     Title: Authorized Signatory
                                           -------------------------------

                                     By:    /s/ David Walsh
                                        ----------------------------------
                                     Name:  David Walsh
                                          --------------------------------
                                     Title: Authorized Signatory
                                           -------------------------------

                                                               SIGNATURE PAGE TO
                                                                FOURTH AMENDMENT

                                     ABN AMRO BANK N.V.

                                     By:    /s/ Stuart Murray
                                        ----------------------------------
                                     Name:  Stuart Murray
                                          --------------------------------
                                     Title: Group Vice President
                                           -------------------------------


                                     By:    /s/ C. David Allman
                                        ----------------------------------
                                     Name:  C. David Allman
                                          --------------------------------
                                     Title: Vice President
                                           -------------------------------

                                                               SIGNATURE PAGE TO
                                                                FOURTH AMENDMENT

                                        FIRST UNION NATIONAL BANK

                                        By:    /s/ J. Andrew [illegible]
                                           -----------------------------------
                                        Name:  J. Andrew [illegible]
                                             ---------------------------------
                                        Title: Vice President
                                              --------------------------------

                                                               SIGNATURE PAGE TO
                                                                FOURTH AMENDMENT

                                        SOCIETE GENERALE

                                        By:    /s/ Eric E. O. Siebert Jr.
                                           -----------------------------------
                                        Name:  Eric E. O. Siebert Jr.
                                             ---------------------------------
                                        Title: Director
                                              --------------------------------
                                                               SIGNATURE PAGE TO
                                                                FOURTH AMENDMENT

                                        VAN KAMPEN SENIOR INCOME TRUST

                                        By: Van Kampen Investment Advisory Corp.

                                        By:    /s/ Douglas L. Winchell
                                           -------------------------------------
                                        Name:  Douglas L. Winchell
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                                               SIGNATURE PAGE TO
                                                                FOURTH AMENDMENT

                                        VAN KAMPEN PRIME RATE INCOME TRUST

                                        By: Van Kampen Investment Advisory Corp.

                                        By:    /s/ Douglas L. Winchell
                                           -----------------------------------
                                        Name:  Douglas L. Winchell
                                             ---------------------------------
                                        Title: Vice President
                                              --------------------------------

                                                               SIGNATURE PAGE TO
                                                                FOURTH AMENDMENT

                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                        By:    /s/ Scott A. Hopkins
                                           -----------------------------------
                                        Name:  Scott A. Hopkins
                                             ---------------------------------
                                        Title: Portfolio Officer
                                              --------------------------------

                                                               SIGNATURE PAGE TO
                                                                FOURTH AMENDMENT

                                        COMERICA BANK

                                        By:    Comerica Bank
                                          ------------------------------------
                                        Name:  /s/ Felecia Turner
                                            ----------------------------------
                                        Title: Account Officer
                                               -------------------------------

                                                               SIGNATURE PAGE TO
                                                                FOURTH AMENDMENT